Exhibit 99.2
Boise Inc.
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volumes
Linerboard, Total (short tons)	152,620				152,620
Linerboard, External Sales (short tons)	52,974				52,974
Corrugated Containers and Sheets (mmsf)	2,433				2,433
Newsprint (short tons)	54,767				54,767
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$449				$449
Linerboard, External Sales, Mill ($/short ton)	$398				$398
Corrugated Containers and Sheets ($/msf)	$65				$65
Newsprint Mill ($/short ton)	$540				$540
Depreciation & Amortization (000)	$15,485				$15,485
Capital Spending (000)	$6,600				$6,600

Paper
Sales Volumes
Commodity UFS (short tons)	203,332				203,332
Premium and Specialty UFS (short tons)	121,771				121,771
Market Pulp (short tons)	8,489				8,489
Corrugating Medium (short tons)	32,549				32,549
Net Sales Price (a)
Commodity UFS ($/short ton)	$910				$910
Premium and Specialty UFS ($/short ton)	$1,087				$1,087
Market Pulp ($/short ton)	$477				$477
Corrugating Medium ($/short ton)	$482				$482
Depreciation & Amortization (000)	$21,215				$21,215
Capital Spending (000)	$14,862				$14,862

Total Company
EBITDA (000) (b)	$87,408				$87,408
EBITDA Excluding Special Items (000) (b)	$87,408				$87,408
Net Income Per Share: Basic	$0.22				$0.22
Net Income Per Share: Diluted	$0.21				$0.21
Net Income per diluted share excluding special items (b)	$0.21				$0.21
Free cash flow (000) (b)	$8,346				$8,346
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volume
Linerboard, Total (short tons)	137,866	154,176	156,518	157,900	606,460
Linerboard, External Sales (short tons)	61,939	55,479	55,270	57,478	230,166
Corrugated Containers and Sheets (mmsf) (a)	1,912	2,228	2,284	2,297	8,720
Newsprint (short tons)	54,566	59,695	57,942	58,557	230,760
Net Sales Price (b)
Linerboard, Total, Mill ($/short ton)	$451	$462	$464	$457	$459
Linerboard, External Sales, Mill ($/short ton)	$424	$425	$427	$413	$422
Corrugated Containers and Sheets ($/msf) (a)	$63	$69	$70	$67	$67
Newsprint Mill ($/short ton)	$542	$540	$541	$541	$541
Depreciation & Amortization (000)	$10,973	$12,849	$13,044	$13,681	$50,547
Capital Spending (000)	$7,870	$9,756	$10,285	$21,286	$49,197

Paper
Sales Volume
Commodity UFS (short tons)	197,237	195,663	193,562	184,508	770,970
Premium and Specialty UFS (short tons)	113,627	117,079	118,482	109,622	458,810
Market Pulp (short tons)	21,927	16,562	31,455	20,277	90,221
Corrugating Medium (short tons)	32,773	34,060	34,568	33,883	135,284
Net Sales Price (b)
Commodity UFS ($/short ton)	$934	$910	$948	$932	$931
Premium and Specialty UFS ($/short ton)	$1,085	$1,087	$1,093	$1,094	$1,090
Market Pulp ($/short ton)	$603	$631	$574	$455	$565
Corrugating Medium ($/short ton)	$469	$487	$483	$485	$481
Depreciation & Amortization (000)	$22,052	$22,363	$22,471	$22,596	$89,482
Capital Spending (000)	$15,907	$18,574	$18,275	$21,469	$74,225

Total Company
EBITDA (000) (c)	$82,238	$70,514	$98,524	$81,371	$332,647
EBITDA Excluding Special Items (000) (c)	$84,438	$70,514	$98,524	$85,035	$340,241
Net Income Per Share: Basic (d)	$0.23	$0.11	$0.25	$0.16	$0.74
Net Income Per Share: Diluted (d)	$0.21	$0.11	$0.24	$0.15	$0.70
Net Income per diluted share excluding special items (c) (d)	$0.22	$0.11	$0.24	$0.17	$0.75
Free cash flow (000) (c)	$36,985	$5,380	$49,311	$29,753	$121,429
____________

(a)	Includes corrugated container and sheet volumes and prices for Tharco and Hexacomb since their acquisitions on March 1, and December 1, 2011, respectively.

(b)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(c)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

(d)
During second quarter 2011, Boise Inc. warrant holders exercised 40.3 million warrants, resulting in the issuance of 38.4 million additional common shares. During 2011, we repurchased 21.2 million of our common shares, resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation.

Prior-year information is available on our website at www.BoiseInc.com.

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338				$21,338
Interest expense	15,365				15,365
Interest income	(44)				(44)
Income tax provision	13,193				13,193
Depreciation, amortization, and depletion	37,556				37,556
EBITDA	$87,408				$87,408

We have not identified any special items for the three months ended March 31, 2012 therefore we are not presenting our reconciliation of EBITDA to EBITDA excluding special items or our reconciliation of net income to net income excluding special items.

The following table reconciles cash provided by operations to free cash flow for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$31,479				$31,479
Expenditures for property and equipment	(23,133)				(23,133)
Free cash flow	$8,346				$8,346

The following table reconciles net income to EBITDA for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Interest expense	16,367	16,072	15,725	15,653	63,817
Interest income	(78)	(74)	(58)	(59)	(269)
Income tax provision	13,281	6,529	18,119	12,202	50,131
Depreciation, amortization, and depletion	33,974	36,090	36,374	37,320	143,758
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647

The following table reconciles EBITDA to EBITDA excluding special items for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
EBITDA excluding special items	$84,438	$70,514	$98,524	$85,035	$340,241
____________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
Tax provision for special items (b)	(851)	—	—	(1,418)	(2,939)
Net income excluding special items	$20,043	$11,897	$28,364	$18,501	$79,865
Weighted average diluted shares outstanding (c)	90,417	111,772	117,955	106,613	106,746
Net income per diluted share excluding special items	$0.22	$0.11	$0.24	$0.17	$0.75
____________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

(b)	Taxes are applied to special items in the aggregate at the combined federal and state statutory rate in effect for the period.

(c)
The increase in the weighted average number of common shares is primarily related to 38.4 million additional common shares issued related to warrants exercised in June 2011, partially offset by 21.2 million common shares repurchased during the second half of 2011.

The following table reconciles cash provided by operations to free cash flow for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$61,635	$34,467	$79,443	$74,646	$250,191
Expenditures for property and equipment	(24,650)	(29,087)	(30,132)	(44,893)	(128,762)
Free cash flow	$36,985	$5,380	$49,311	$29,753	$121,429

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